DAVIDsTEA

AST

Form of Proxy – Annual Meeting of Shareholders of DAVIDsTEA Inc. to be held on June 14, 2018

This YELLOW Proxy is solicited by and on behalf of Management

Appointment of Proxyholder

I/We, being holder(s) of Common Shares of DAVIDsTEA Inc. (the "Company"), hereby appoint: Mr. Maurice Tousson, or failing him, Mr. Joel Silver **(the "Management Appointees").**

OR

Print the name of the person you are appointing if this person is someone other than the Management Appointees listed above.

____

as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual Meeting of Shareholders of the Company to be held at 9;30 a.m. (Eastern Time), on June 14, 2018 at the Fairmount Queen Elizabeth Hotel, 900 René-Lévesque Boulevard West, Montréal, Québec, Canada (the "Meeting"), and at any and all adjournments or postponements thereof in the same manner, to the same extent and with the same powers as if the undersigned were personally present, with full power of substitution.

Management recommends voting FOR the following Resolutions.

1. Election of Directors	***FOR***	***WITHHOLD***
1. Joel Silver	☐	☐
2. Kathleen C. Tierney	☐	☐
3. Gary O'Connor	☐	☐
4. Ben Gisz	☐	☐
5. Peter Cometta	☐	☐
6. Steven J. Collins	☐	☐

2. Appointment of Auditor	***FOR***	***WITHHOLD***
Appointment of Ernst & Young LLP as the auditor of the Company and authorizing the directors to fix its remuneration.	☐	☐

Under Canadian Securities Legislation, you are entitled to receive certain investor documents. If you wish to receive such material, please tick the applicable boxes below. You may also go to our website https://ca.astfinancial.com/financialstatements and input code 1422A.

- ☐ I do not want to receive annual financial statements
- ☐ I would like to receive quarterly financial statements

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this YELLOW Proxy will be voted FOR a matter by the Management Appointees or, if you appoint another proxyholder, as such other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

__________________________________ ____________

Signature(s) Date

Please sign exactly as your name(s) appear on this proxy. Please see reverse for instructions. **All proxies must be received by Tuesday, June 12, 2018 at 5:00 p.m. (Eastern Time).**

YELLOW

designated in this proxy. This right may be exercised by inserting in the blank space proper form of proxy and, in either case, depositing the completed form of proxy as writing. If you are an individual, please sign exactly as your name appears on this corporation must sign this proxy, and if the corporation has a corporate seal, its the name of a deceased or other holder, the proxy must be signed by the legal authority to sign on behalf of the deceased or other holder must be attached to this and the management information circular of the Company (the "Information Circular") Notes to Form of Proxy How to Vote 1. A holder is entitled to appoint a person, who need not be a Shareholder, to attend and act on his or her behalf at the Meeting other than the persons provided in this proxy the name of the person to be designated or by completing another indicated below. 2. This proxy must be signed by a holder or his or her attorney duly authorized in proxy. If the holder is a corporation, a duly authorized officer or attorney of the corporate seal should be affixed. 3. If the securities are registered in the name of an executor, administrator or trustee, please sign exactly as your name appears on this proxy. If the securities are registered in representative with his or her name printed below his or her signature, and evidence of proxy. 4. This proxy should be read in conjunction with the accompanying Notice of Meeting and other proxy materials provided by Management. 5. Some holders may own securities as both a registered and a beneficial holder; in which case you may receive more than one Information Circular and will need to vote All proxies must be received by 5:00 p.m. (Eastern Time) on Tuesday, June 12, separately as a registered and beneficial holder. Beneficial holders may forward either a 2018. form of proxy already signed by the intermediary or a voting instruction form to allow them to direct the voting of securities they beneficially own. Beneficial holders should follow instructions for voting conveyed to them by their intermediaries. 6. If a security is held by two or more individuals, any one of them present or represented by proxy at the Meeting may, in the absence of the other or others, vote at the Meeting. However, if one or more of them are present or represented by proxy, they must vote together in respect of such security. 7. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Management Appointees. 8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. TELEPHONE Use any touch-tone phone, call toll free in Canada and United States 1-888-489-7352 and follow the voice instructions. To vote by telephone you will need your control number. If you vote by telephone, do not return this proxy. MAIL, EMAIL OR FAX •Mail. Complete, date and return your signed proxy in the envelope provided or send to: AST Trust Company (Canada) (“AST”) P.O. Box 721 Agincourt, ON M1S 0A1 •Email or Fax. You may alternatively fax your proxy to 416-368-2502 or toll free in Canada and the United States to 1-866-781-3111 or scan and email to proxyvote@astfinancial.com. An undated proxy is deemed to bear the date on which it is received by AST.